Spousal Consent

The undersigned, Bruno Zheng Wu, a United States of America (“USA”) citizen with Passport No.: 530914122, is the lawful spouse of Yang Lan, a PRC citizen with PRC ID Card No.: 110108196803315727. I hereby unconditionally and irrevocably agree to the execution of the following documents by Yang Lan on April 1, 2016, and the disposal of the equity interests of Tianjin Sevenstarflix Network Technology Limited (“Company”) held by Yang Lan and registered inhername according to the following documents:

(a)	The Equity Pledge Agreement entered into between the YOU On Demand (Beijing) Technology Co., Ltd. (“WFOE”), Yang Lan and Zhu Yun;

(b)	The Call Option Agreement entered into between the WFOE, Yang Lan, Zhu Yun and the Company; and

(c)	The Power of Attorney executed by Yang Lan.

(collectively, “Transaction Documents”).

I hereby undertake not to make any assertions in connection with the equity interests of the Company which are held by Yang Lan. I hereby further confirm that Yang Lan can perform the Transaction Documents and further amend or terminate the Transaction Documents absent authorization or consent from me.

I hereby undertake to execute all necessary documents and take all necessary actions to ensure appropriate performance of the Transaction Documents (as amended from time to time) upon the WFOE’s request.

I hereby agree and undertake that if I obtain any equity interests of the Company which are held by Yang Lan for any reasons, I shall be bound by the Transaction Documents, as well as the Technical Services Agreement entered into between the WFOE and the Company as of April 1, 2016 and comply with the obligations thereunder as a shareholder of the Company. For this purpose, upon the WFOE’s request, I shall sign a series of written documents in substantially the same format and content as the Transaction Documents, as well as the Technical Services Agreement.

Name:	Bruno Zheng Wu

By:	/s/ Bruno Zheng Wu

Date:	April 5, 2016

Spousal Consent

The undersigned, Liang Wen Gang, a People’s Republic of China (“PRC”) citizen with PRC ID Card No.: 150102196901233038, is the lawful spouse of Zhu Yun, a PRC citizen with PRC ID Card No.: 630104197402260543. I hereby unconditionally and irrevocably agree to the execution of the following documents by Zhu Yun on 1 April 2016, and the disposal of the equity interests of Tianjin Sevenstarflix Network Technology Limited (“Company”) held by Zhu Yun and registered in her name according to the following documents:

(a)	The Equity Pledge Agreement entered into between the YOU On Demand (Beijing) Technology Co., Ltd. (“WFOE”), Yang Lan and Zhu Yun;

(b)	The Call Option Agreement entered into between the WFOE, Yang Lan, Zhu Yun and the Company; and

(c)	The Power of Attorney executed by Zhu Yun.

(collectively, “Transaction Documents”).

I hereby undertake not to make any assertions in connection with the equity interests of the Company which are held by Zhu Yun. I hereby further confirm that Zhu Yun can perform the Transaction Documents and further amend or terminate the Transaction Documents absent authorization or consent from me.

I hereby undertake to execute all necessary documents and take all necessary actions to ensure appropriate performance of the Transaction Documents (as amended from time to time) upon the WFOE’s request.

I hereby agree and undertake that if I obtain any equity interests of the Company which are held by Zhu Yun for any reasons, I shall be bound by the Transaction Documents, as well as the Technical Services Agreement entered into between the WFOE and the Company as of April 1, 2016 and comply with the obligations thereunder as a shareholder of the Company. For this purpose, upon the WFOE’s request, I shall sign a series of written documents in substantially the same format and content as the Transaction Documents, as well as the Technical Services Agreement.

Name:	Liang Wen Gang

By:	/s/ Liang Wen Gang

Date:	April 5, 2016